Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2021

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of September 30, 2021
Dollars in thousands, except per share and unit	3Q 2021	YTD 2021	4Q 2021	Full-Year 2021

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$17,731	$32,555	--	--
Net income/(loss) attributable to common stockholders	$16,673	$29,384	--	--
Income/(loss) per weighted average common share, diluted	$0.06	$0.10	$0.30 to $0.32	$0.41 to $0.43

Per Share Metrics
FFO per common share and unit, diluted	$0.55	$1.39	$0.52 to $0.54	$1.92 to $1.94
FFO as Adjusted per common share and unit, diluted	$0.51	$1.47	$0.52 to $0.54	$2.00 to $2.02
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.46	$1.34	$0.46 to $0.48	$1.82 to $1.84
Dividend declared per share and unit	$0.3625	$1.0875	$0.3625	$1.45 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Cash basis)	5.3%	-0.9%	--	1.00% - 1.50%
Revenue growth/(decline) (Straight-line basis)	1.6%	-2.4%	--	(1.00%) - (0.50%)
Expense growth	3.3%	3.5%	--	2.75% - 3.50%
NOI growth/(decline) (Cash basis)	6.3%	-2.9%	--	0.25% - 0.75%
NOI growth/(decline) (Straight-line basis)	0.9%	-4.9%	--	(2.25%) - (1.75%)
Physical Occupancy	97.5%	97.0%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	45,713	143	88.6%
Stabilized, Non-Mature	4,439	9	5.7%
Acquired Communities	1,654	5	1.2%
Non-Residential / Other	N/A	N/A	0.7%
Joint Venture (3)	2,837	13	3.8%
Total completed homes	54,643	170	100%
Held for Disposition	265	1	-
Under Development	1,417	5	-
Total Quarter-end homes (3)(4)	56,325	176	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	3Q 2021	3Q 2020
Consolidated Interest Coverage Ratio	5.1x	4.8x
Consolidated Fixed Charge Coverage Ratio	4.9x	4.7x
Consolidated Debt as a percentage of Total Assets	35.8%	35.0%
Consolidated Net Debt-to-EBITDAre	7.1x	6.5x

(1)	See Attachment 15 for definitions, other terms and reconciliations.
(2)	Annualized for 2021.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 3,374 homes that are part of the Developer Capital Program as described in Attachment 11(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2021	2020	2021	2020

REVENUES:
Rental income (2)	$328,699	$308,845	$937,641	$934,920
Joint venture management and other fees	1,071	1,199	4,918	3,861
Total revenues	329,770	310,044	942,559	938,781

OPERATING EXPENSES:
Property operating and maintenance	57,708	53,385	160,424	151,585
Real estate taxes and insurance	51,511	44,328	148,043	134,485
Property management	9,861	8,879	28,129	26,879
Other operating expenses	4,237	5,543	13,045	16,609
Real estate depreciation and amortization	152,636	151,949	442,893	462,481
General and administrative	15,810	11,958	43,673	37,907
Casualty-related charges/(recoveries), net	1,568	-	4,682	1,353
Other depreciation and amortization	3,269	3,887	8,472	7,939
Total operating expenses	296,600	279,929	849,361	839,238

Gain/(loss) on sale of real estate owned	-	-	50,829	61,303
Operating income	33,170	30,115	144,027	160,846

Income/(loss) from unconsolidated entities (2) (3)	14,450	2,940	29,123	14,328
Interest expense	(35,903)	(37,728)	(107,513)	(115,642)
Debt extinguishment and other associated costs	(386)	(24,540)	(42,336)	(24,540)
Total interest expense	(36,289)	(62,268)	(149,849)	(140,182)
Interest income and other income/(expense), net (3)	8,238	2,183	12,831	7,304

Income/(loss) before income taxes	19,569	(27,030)	36,132	42,296
Tax (provision)/benefit, net	(529)	(187)	(1,283)	(1,877)

Net Income/(loss)	19,040	(27,217)	34,849	40,419
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(1,260)	1,990	(2,221)	(2,614)
Net (income)/loss attributable to noncontrolling interests	(49)	(31)	(73)	(71)

Net income/(loss) attributable to UDR, Inc.	17,731	(25,258)	32,555	37,734
Distributions to preferred stockholders - Series E (Convertible)	(1,058)	(1,051)	(3,171)	(3,179)

Net income/(loss) attributable to common stockholders	$16,673	$(26,309)	$29,384	$34,555

Income/(loss) per weighted average common share - basic:	$0.06	($0.09)	$0.10	$0.12
Income/(loss) per weighted average common share - diluted:	$0.06	($0.09)	$0.10	$0.12

Common distributions declared per share	$0.3625	$0.3600	$1.0875	$1.0800

Weighted average number of common shares outstanding - basic	297,828	294,713	296,998	294,627
Weighted average number of common shares outstanding - diluted	301,164	295,003	298,045	294,938

(1)	See Attachment 15 for definitions and other terms.
(2)	During the three months ended September 30, 2021, UDR collected 95.8% of billed residential revenue and 86.1% of billed retail revenue. As a result of the reduction in its accounts receivable balances during the quarter, UDR reduced its reserves (reflected as an increase to revenues) by approximately 0.9% or $3.0 million, including $0.1 million for UDR’s share from unconsolidated joint ventures, for residential, and 19.2% or $1.2 million, including straight-line rent receivables and $0 for UDR’s share from unconsolidated joint ventures, for retail. The remaining reserves are based on probability of collection.
(3)	During the three months ended September 30, 2021, UDR recorded $14.6 million in investment income from real estate technology investments. Of the $14.6 million, $4.6 million was recorded in Interest income and other income/(expense), net and $10.0 million was recorded in Income/(loss) from unconsolidated entities.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share and unit amounts	2021	2020	2021	2020

Net income/(loss) attributable to common stockholders	$16,673	$(26,309)	$29,384	$34,555

Real estate depreciation and amortization	152,636	151,949	442,893	462,481
Noncontrolling interests	1,309	(1,959)	2,294	2,685
Real estate depreciation and amortization on unconsolidated joint ventures	7,929	8,738	24,064	26,299
Net gain on the sale of unconsolidated depreciable property	-	-	(2,460)	-
Net gain on the sale of depreciable real estate owned, net of tax	-	-	(50,778)	(61,303)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$178,547	$132,419	$445,397	$464,717

Distributions to preferred stockholders - Series E (Convertible) (2)	1,058	1,051	3,171	3,179

FFO attributable to common stockholders and unitholders, diluted	$179,605	$133,470	$448,568	$467,896

FFO per weighted average common share and unit, basic	$0.56	$0.42	$1.39	$1.47
FFO per weighted average common share and unit, diluted	$0.55	$0.42	$1.39	$1.46

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	320,357	317,034	319,491	316,939
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	326,611	320,242	323,456	320,210

Impact of adjustments to FFO:
Debt extinguishment and other associated costs	$386	$24,540	$42,336	$24,540
Debt extinguishment and other associated costs on unconsolidated joint ventures	-	-	1,682	-
Legal and other	80	1,570	1,299	3,914
Realized/unrealized (gain)/loss on real estate technology investments, net of tax	(14,599)	155	(22,708)	(3,147)
Severance costs and other restructuring expense	233	254	841	1,896
Casualty-related charges/(recoveries), net	1,609	74	4,894	1,722
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	50	-	50	31
	$(12,241)	$26,593	$28,394	$28,956

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$167,364	$160,063	$476,962	$496,852

FFO as Adjusted per weighted average common share and unit, diluted	$0.51	$0.50	$1.47	$1.55

Recurring capital expenditures	(16,844)	(17,397)	(42,427)	(39,110)
AFFO attributable to common stockholders and unitholders, diluted	$150,520	$142,666	$434,535	$457,742

AFFO per weighted average common share and unit, diluted	$0.46	$0.45	$1.34	$1.43

(1)	See Attachment 15 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and nine months ended September 30, 2021 and September 30, 2020. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	September 30,	December 31,
In thousands, except share and per share amounts	2021	2020

ASSETS

Real estate owned:
Real estate held for investment	$13,902,872	$12,706,940
Less: accumulated depreciation	(4,983,109)	(4,590,577)
Real estate held for investment, net	8,919,763	8,116,363
Real estate under development
(net of accumulated depreciation of $445 and $1,010)	331,200	246,867
Real estate held for disposition
(net of accumulated depreciation of $34,387 and $13,779)	39,065	102,876
Total real estate owned, net of accumulated depreciation	9,290,028	8,466,106

Cash and cash equivalents	1,063	1,409
Restricted cash	28,170	22,762
Notes receivable, net	25,741	157,992
Investment in and advances to unconsolidated joint ventures, net	643,902	600,233
Operating lease right-of-use assets	198,339	200,913
Other assets	213,321	188,118
Total assets	$10,400,564	$9,637,533

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,058,647	$862,147
Unsecured debt	4,463,792	4,114,401
Operating lease liabilities	193,277	195,592
Real estate taxes payable	55,849	29,946
Accrued interest payable	25,674	44,760
Security deposits and prepaid rent	51,631	49,008
Distributions payable	120,830	115,795
Accounts payable, accrued expenses, and other liabilities	114,601	110,999
Total liabilities	6,084,301	5,522,648

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,192,723	856,294

Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,695,363 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,695,363 shares at December 31, 2020)	44,764	44,764
14,331,810 shares of Series F outstanding (14,440,519 shares
at December 31, 2020)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized
308,287,019 shares issued and outstanding (296,611,579 shares at December 31, 2020)	3,083	2,966
Additional paid-in capital	6,390,547	5,881,383
Distributions in excess of net income	(3,335,108)	(2,685,770)
Accumulated other comprehensive income/(loss), net	(6,600)	(9,144)
Total stockholders' equity	3,096,687	3,234,200
Noncontrolling interests	26,853	24,391
Total equity	3,123,540	3,258,591
Total liabilities and equity	$10,400,564	$9,637,533

(1)	See Attachment 15 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	September 30,	December 31,
Common Stock and Equivalents	2021	2020

Common shares	308,040,275	296,374,227
Restricted shares	246,744	237,352
Total common shares	308,287,019	296,611,579
Restricted unit and common stock equivalents	1,205,643	344,128
Operating and DownREIT Partnership units	20,761,026	20,530,251
Class A Limited Partnership units	1,751,671	1,751,671
Series E cumulative convertible preferred shares (2)	2,918,127	2,918,127
Total common shares, OP/DownREIT units, and common stock equivalents	334,923,486	322,155,756

Weighted Average Number of Shares Outstanding	3Q 2021	3Q 2020

Weighted average number of common shares and OP/DownREIT units outstanding - basic	320,357,128	317,033,933
Weighted average number of OP/DownREIT units outstanding	(22,528,609)	(22,320,726)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	297,828,519	294,713,207

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	326,611,412	320,242,031
Weighted average number of OP/DownREIT units outstanding	(22,528,609)	(22,320,726)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,918,127)	(2,918,127)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	301,164,676	295,003,178

	Year-to-Date 2021	Year-to-Date 2020

Weighted average number of common shares and OP/DownREIT units outstanding - basic	319,490,920	316,938,796
Weighted average number of OP/DownREIT units outstanding	(22,492,714)	(22,311,783)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	296,998,206	294,627,013

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	323,455,554	320,210,090
Weighted average number of OP/DownREIT units outstanding	(22,492,714)	(22,311,783)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,918,127)	(2,960,424)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	298,044,713	294,937,883

(1)	See Attachment 15 for definitions and other terms.
(2)	At September 30, 2021 and December 31, 2020 there were 2,695,363 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,918,127 shares of common stock if converted (after adjusting for the special dividend paid in 2008).
(3)	Series E cumulative convertible preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and nine months ended September 30, 2021 and September 30, 2020.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,007,041		18.3%	3.42%	6.7
	Floating		27,000		0.5%	0.69%	10.5
	Combined		1,034,041		18.8%	3.35%	6.8

Unsecured	Fixed		4,080,644	(3)	74.1%	2.87%	8.8
	Floating		393,086		7.1%	0.36%	0.8
	Combined		4,473,730		81.2%	2.65%	8.0

Total Debt	Fixed		5,087,685		92.4%	2.98%	8.3
	Floating		420,086		7.6%	0.38%	1.4
	Combined		5,507,771		100.0%	2.78%	7.8
	Total Non-Cash Adjustments (4)		14,668
	Total per Balance Sheet		$5,522,439			2.75%

Debt Maturities, In thousands
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2021	$279	$-	$315,000		$315,279	5.7%	0.23%
2022	1,140	-	-		1,140	0.0%	3.82%
2023	1,242	-	-		1,242	0.0%	3.84%
2024	96,747	15,644	43,086		155,477	2.8%	3.13%
2025	174,793	-	-		174,793	3.2%	3.69%
2026	52,744	300,000	-		352,744	6.4%	2.95%
2027	2,860	650,000	-		652,860	11.9%	2.41%
2028	162,310	300,000	-		462,310	8.4%	3.72%
2029	191,986	300,000	-		491,986	8.9%	3.94%
2030	162,010	600,000	-		762,010	13.8%	3.32%
Thereafter	187,930	1,950,000	-		2,137,930	38.9%	2.49%
	1,034,041	4,115,644	358,086		5,507,771	100.0%	2.78%
Total Non-Cash Adjustments (4)	24,606	(9,938)	-		14,668
Total per Balance Sheet	$1,058,647	$4,105,706	$358,086		$5,522,439		2.75%

(1)	See Attachment 15 for definitions and other terms.
(2)	The 2021 maturity reflects the $315.0 million of principal outstanding at an interest rate of 0.22%, the equivalent of LIBOR plus a spread of 14 basis points, on the Company’s unsecured commercial paper program as of September 30, 2021. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 8.1 years with and without extensions.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average all-in rate of 1.02% until July 2022. Commencing July 2022, $175.0 million will continue to be fixed using interest rate swaps at a weighted average all-in rate of 1.48% until July 2025.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at September 30, 2021. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to LIBOR plus a spread of 77.5 basis points.
(7)	There was $43.1 million outstanding on our $75.0 million working capital credit facility at September 30, 2021. The facility has a maturity date of January 2024. The working capital credit facility currently carries an interest rate equal to LIBOR plus a spread of 77.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					September 30, 2021
Net income/(loss)					$19,040
Adjustments:
Interest expense, including debt extinguishment and other associated costs					36,289
Real estate depreciation and amortization					152,636
Other depreciation and amortization					3,269
Tax provision/(benefit), net					529
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					11,680
EBITDAre					$223,443

Casualty-related charges/(recoveries), net					1,609
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net					50
Legal and other costs					80
Severance costs and other restructuring expense					233
Realized/unrealized (gain)/loss on real estate technology investments, net of tax					(4,583)
(Income)/loss from unconsolidated entities					(14,450)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(11,680)
Management fee expense on unconsolidated joint ventures					(490)
Consolidated EBITDAre - adjusted for non-recurring items					$194,212

Annualized consolidated EBITDAre - adjusted for non-recurring items					$776,848

Interest expense, including debt extinguishment and other associated costs					36,289
Capitalized interest expense					2,445
Total interest					$38,734
Debt extinguishment and other associated costs					(386)
Total interest - adjusted for non-recurring items					$38,348

Preferred dividends					$1,058

Total debt					$5,522,439
Cash					(1,063)
Net debt					$5,521,376

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.9x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					7.1x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	37.7% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	304.3%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	35.9% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.4x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.9%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	292.5%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	3Q 2021 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	44,525	$191,360	87.2%	$12,590,793	88.0%
Encumbered assets	7,546	28,120	12.8%	1,717,176	12.0%
	52,071	$219,480	100.0%	$14,307,969	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenues
Same-Store Communities	45,713	$294,422	$284,056	$279,133	$278,321	$279,579
Stabilized, Non-Mature Communities	4,439	23,108	18,238	12,824	8,201	5,955
Acquired Communities	1,654	3,890	-	-	-	-
Development Communities	-	-	-	-	-	-
Non-Residential / Other (2)	-	5,301	4,930	5,007	10,498	17,057
Total	51,806	$326,721	$307,224	$296,964	$297,020	$302,591

Expenses
Same-Store Communities		$93,469	$88,697	$88,775	$87,580	$90,452
Stabilized, Non-Mature Communities		10,226	8,106	6,125	4,420	3,792
Acquired Communities		1,250	-	-	-	-
Development Communities		99	71	-	9	13
Non-Residential / Other (2)		3,589	3,044	2,878	2,447	1,207
Total (3)		$108,633	$99,918	$97,778	$94,456	$95,464

Net Operating Income
Same-Store Communities		$200,953	$195,359	$190,358	$190,741	$189,127
Stabilized, Non-Mature Communities		12,882	10,132	6,699	3,781	2,163
Acquired Communities		2,640	-	-	-	-
Development Communities		(99)	(71)	-	(9)	(13)
Non-Residential / Other (2)		1,712	1,886	2,129	8,051	15,850
Total		$218,088	$207,306	$199,186	$202,564	$207,127

Operating Margin
Same-Store Communities		68.3%	68.8%	68.2%	68.5%	67.6%

Weighted Average Physical Occupancy
Same-Store Communities		97.5%	97.2%	96.4%	96.1%	95.5%
Stabilized, Non-Mature Communities		97.2%	95.6%	91.7%	91.8%	81.0%
Acquired Communities		96.5%	-	-	-	-
Development Communities		-	-	-	-	-
Other (4)		98.1%	97.3%	96.5%	94.5%	93.7%
Total		97.5%	97.1%	95.6%	95.9%	95.3%

Sold and Held for Disposition Communities
Revenues	265	$1,978	$1,892	$2,862	$4,156	$6,254
Expenses (3)		586	562	990	1,868	2,249
Net Operating Income/(Loss)		$1,392	$1,330	$1,872	$2,288	$4,005

Total	52,071	$219,480	$208,636	$201,058	$204,852	$211,132

(1)	See Attachment 15 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 3Q 2021
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2021	3Q 2020	% Change

Personnel	14.3%	$13,392	$15,690	-14.7%
Utilities	13.6%	12,758	11,984	6.5%
Repair and maintenance	19.0%	17,713	15,481	14.4%
Administrative and marketing	6.9%	6,439	6,276	2.6%
Controllable expenses	53.8%	50,302	49,431	1.8%

Real estate taxes	40.6%	$37,941	$37,047	2.4%
Insurance	5.6%	5,226	3,974	31.5%
Same-Store operating expenses	100.0%	$93,469	$90,452	3.3%

Same-Store Homes	45,713

	% of 3Q 2021
	SS Operating
Sequential Comparison	Expenses	3Q 2021	2Q 2021	% Change

Personnel	14.3%	$13,392	$13,330	0.5%
Utilities	13.6%	12,758	11,572	10.2%
Repair and maintenance	19.0%	17,713	15,460	14.6%
Administrative and marketing	6.9%	6,439	5,869	9.7%
Controllable expenses	53.8%	50,302	46,231	8.8%

Real estate taxes	40.6%	$37,941	$37,995	-0.1%
Insurance	5.6%	5,226	4,471	16.9%
Same-Store operating expenses	100.0%	$93,469	$88,697	5.4%

Same-Store Homes	45,713

	% of YTD 2021
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2021	YTD 2020	% Change

Personnel	15.0%	$40,073	$46,160	-13.2%
Utilities	13.4%	35,888	34,536	3.9%
Repair and maintenance	17.6%	47,050	40,317	16.7%
Administrative and marketing	6.8%	18,107	17,404	4.0%
Controllable expenses	52.8%	141,118	138,417	2.0%

Real estate taxes	41.9%	$111,898	$108,603	3.0%
Insurance	5.3%	14,064	10,942	28.5%
Same-Store operating expenses	100.0%	$267,080	$257,962	3.5%

Same-Store Homes	45,143

(1)	See Attachment 15 for definitions and other terms.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

September 30, 2021

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,685	-	4,685	381	5,066	$2,688
San Francisco, CA	2,751	-	2,751	602	3,353	3,123
Seattle, WA	2,725	259	2,984	-	2,984	2,473
Los Angeles, CA	1,225	-	1,225	340	1,565	3,011
Monterey Peninsula, CA	1,565	-	1,565	-	1,565	2,028
	12,951	259	13,210	1,323	14,533

Mid-Atlantic Region
Metropolitan DC	8,003	1,412	9,415	-	9,415	2,082
Baltimore, MD	1,597	192	1,789	-	1,789	1,657
Richmond, VA	1,359	-	1,359	-	1,359	1,554
	10,959	1,604	12,563	-	12,563

Northeast Region
Boston, MA	4,139	459	4,598	250	4,848	2,736
New York, NY	1,825	493	2,318	710	3,028	3,433
	5,964	952	6,916	960	7,876

Southeast Region
Tampa, FL	3,205	672	3,877	-	3,877	1,676
Orlando, FL	2,500	-	2,500	-	2,500	1,474
Nashville, TN	2,260	-	2,260	-	2,260	1,443
	7,965	672	8,637	-	8,637

Southwest Region
Dallas, TX	3,866	1,947	5,813	-	5,813	1,491
Austin, TX	1,272	-	1,272	-	1,272	1,625
	5,138	1,947	7,085	-	7,085

Other Markets (5)	2,736	659	3,395	554	3,949	2,244

Totals	45,713	6,093	51,806	2,837	54,643	$2,189

Communities (6)	143	14	157	13	170

		Homes	Communities
Total completed homes		54,643	170
Held for Disposition		265	1
Under Development (7)		1,417	5

Total Quarter-end homes and communities		56,325	176

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (218 homes), Palm Beach (636 homes), Inland Empire (654 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (972 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary and Net Operating Income by Market

September 30, 2021

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

10 Hanover Square	Stabilized, Non-Mature	493	New York, NY	1Q22

Garrison Square	Stabilized, Non-Mature	159	Boston, MA	1Q22

Andover Place at Cross Creek	Stabilized, Non-Mature	672	Tampa, FL	1Q22

Station on Silver	Stabilized, Non-Mature	400	Metropolitan DC	1Q22

Union Place	Stabilized, Non-Mature	300	Boston, MA	2Q22

Vitruvian West Phase 2	Stabilized, Non-Mature	366	Dallas, TX	3Q22

The Canal	Stabilized, Non-Mature	636	Dallas, TX	3Q22

Cool Springs at Frisco Bridges	Stabilized, Non-Mature	945	Dallas, TX	3Q22

Seneca Place	Stabilized, Non-Mature	468	Metropolitan DC	3Q22

Brio	Acquired	259	Seattle, WA	3Q22

Canterbury Apartments	Acquired	544	Metropolitan DC	4Q22

The Smith Valley Forge	Acquired	320	Philadelphia, PA	4Q22

1274 at Towson	Acquired	192	Baltimore, MD	4Q22

322 on North Broad	Acquired	339	Philadelphia, PA	4Q22

Total		6,093

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	14.4%	13.2%	Tampa, FL	5.0%	5.2%
San Francisco, CA	8.3%	8.2%	Orlando, FL	3.7%	3.2%
Seattle, WA	6.9%	7.0%	Nashville, TN	3.3%	2.9%
Los Angeles, CA	3.7%	3.7%		12.0%	11.3%
Monterey Penninsula, CA	3.6%	3.1%	Southwest Region
	36.9%	35.2%	Dallas, TX	5.5%	7.0%
Mid-Atlantic Region			Austin, TX	1.8%	1.6%
Metropolitan DC	16.8%	16.5%		7.3%	8.6%
Baltimore, MD	2.7%	2.4%
Richmond, VA	2.3%	2.0%	Other Markets (3)	6.2%	6.5%
	21.8%	20.9%
Northeast Retion
Boston, MA	11.5%	11.7%
New York, NY	4.3%	5.8%
	15.8%	17.5%	Total	100.0%	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2021

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2021 NOI	3Q 21	3Q 20	Change	3Q 21	3Q 20	Change

West Region
Orange County, CA	4,685	14.4%	97.9%	96.3%	1.6%	$2,694	$2,479	8.7%
San Francisco, CA	2,751	8.3%	96.4%	86.3%	10.1%	3,054	3,453	-11.6%
Seattle, WA	2,725	6.9%	97.6%	95.6%	2.0%	2,459	2,446	0.5%
Los Angeles, CA	1,225	3.7%	97.1%	95.0%	2.1%	2,876	2,734	5.2%
Monterey Peninsula, CA	1,565	3.6%	97.4%	97.2%	0.2%	2,028	1,935	4.8%
	12,951	36.9%	97.4%	94.0%	3.4%	2,657	2,618	1.5%

Mid-Atlantic Region
Metropolitan DC	8,003	16.8%	97.0%	96.4%	0.6%	2,154	2,137	0.8%
Baltimore, MD	1,597	2.7%	97.4%	97.3%	0.1%	1,701	1,635	4.0%
Richmond, VA	1,359	2.3%	98.1%	98.1%	0.0%	1,554	1,434	8.4%
	10,959	21.8%	97.2%	96.7%	0.5%	2,013	1,975	1.9%

Northeast Region
Boston, MA	4,139	11.5%	97.2%	94.3%	2.9%	2,734	2,579	6.0%
New York, NY	1,825	4.3%	97.5%	88.5%	9.0%	3,457	3,761	-8.1%
	5,964	15.8%	97.3%	92.5%	4.8%	2,956	2,925	1.1%

Southeast Region
Tampa, FL	3,205	5.0%	97.8%	96.8%	1.0%	1,732	1,568	10.5%
Orlando, FL	2,500	3.7%	97.8%	97.2%	0.6%	1,474	1,407	4.8%
Nashville, TN	2,260	3.3%	98.2%	97.8%	0.4%	1,443	1,398	3.2%
	7,965	12.0%	97.9%	97.2%	0.7%	1,569	1,469	6.8%

Southwest Region
Dallas, TX	3,866	5.5%	98.0%	96.6%	1.4%	1,547	1,483	4.3%
Austin, TX	1,272	1.8%	98.6%	97.6%	1.0%	1,625	1,570	3.5%
	5,138	7.3%	98.1%	96.9%	1.2%	1,566	1,504	4.2%

Other Markets	2,736	6.2%	97.8%	96.9%	0.9%	2,210	2,026	9.1%

Total/Weighted Avg.	45,713	100.0%	97.5%	95.5%	2.0%	$2,201	$2,133	3.2%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2021

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 21	3Q 20	Change	3Q 21	3Q 20	Change	3Q 21	3Q 20	Change

West Region
Orange County, CA	4,685	$37,070	$33,553	10.5%	$8,046	$8,065	-0.2%	$29,024	$25,488	13.9%
San Francisco, CA	2,751	24,301	24,595	-1.2%	7,576	7,259	4.4%	16,725	17,336	-3.5%
Seattle, WA	2,725	19,617	19,114	2.6%	5,832	5,522	5.6%	13,785	13,592	1.4%
Los Angeles, CA	1,225	10,264	9,546	7.5%	2,864	2,794	2.5%	7,400	6,752	9.6%
Monterey Peninsula, CA	1,565	9,273	8,832	5.0%	2,078	1,888	10.1%	7,195	6,944	3.6%
	12,951	100,525	95,640	5.1%	26,396	25,528	3.4%	74,129	70,112	5.7%

Mid-Atlantic Region
Metropolitan DC	8,003	50,162	49,457	1.4%	16,286	15,756	3.4%	33,876	33,701	0.5%
Baltimore, MD	1,597	7,936	7,624	4.1%	2,589	2,387	8.5%	5,347	5,237	2.1%
Richmond, VA	1,359	6,216	5,733	8.4%	1,645	1,482	11.0%	4,571	4,251	7.5%
	10,959	64,314	62,814	2.4%	20,520	19,625	4.6%	43,794	43,189	1.4%

Northeast Region
Boston, MA	4,139	32,993	30,199	9.3%	9,953	9,129	9.0%	23,040	21,070	9.3%
New York, NY	1,825	18,456	18,223	1.3%	9,894	9,935	-0.4%	8,562	8,288	3.3%
	5,964	51,449	48,422	6.3%	19,847	19,064	4.1%	31,602	29,358	7.6%

Southeast Region
Tampa, FL	3,205	16,286	14,597	11.6%	6,153	5,630	9.3%	10,133	8,967	13.0%
Orlando, FL	2,500	10,809	10,260	5.4%	3,407	3,294	3.4%	7,402	6,966	6.3%
Nashville, TN	2,260	9,606	9,273	3.6%	2,885	2,709	6.5%	6,721	6,564	2.4%
	7,965	36,701	34,130	7.5%	12,445	11,633	7.0%	24,256	22,497	7.8%

Southwest Region
Dallas, TX	3,866	17,581	16,604	5.9%	6,584	6,926	-5.0%	10,997	9,678	13.6%
Austin, TX	1,272	6,114	5,849	4.5%	2,499	2,462	1.5%	3,615	3,387	6.7%
	5,138	23,695	22,453	5.5%	9,083	9,388	-3.3%	14,612	13,065	11.8%

Other Markets	2,736	17,738	16,120	10.0%	5,178	5,214	-0.7%	12,560	10,906	15.2%

Total (2)(3)	45,713	$294,422	$279,579	5.3%	$93,469	$90,452	3.3%	$200,953	$189,127	6.3%

(1)	See Attachment 15 for definitions and other terms.
(2)	3Q 21 includes a reduction in the reserve (reflected as an increase to revenues) of approximately $3.1 million or 1.0% of billed residential revenue on our Same-Store Communities. The remaining reserve is based on probability of collection.
(3)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI increased year-over-year by 1.6% and 0.9%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2021

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 21	2Q 21	Change	3Q 21	2Q 21	Change

West Region
Orange County, CA	4,685	97.9%	97.8%	0.1%	$2,694	$2,536	6.2%
San Francisco, CA	2,751	96.4%	95.5%	0.9%	3,054	2,972	2.8%
Seattle, WA	2,725	97.6%	97.4%	0.2%	2,459	2,295	7.1%
Los Angeles, CA	1,225	97.1%	95.9%	1.2%	2,876	2,526	13.9%
Monterey Peninsula, CA	1,565	97.4%	97.3%	0.1%	2,028	1,957	3.6%
	12,951	97.4%	97.0%	0.4%	2,657	2,505	6.1%

Mid-Atlantic Region
Metropolitan DC	8,003	97.0%	96.7%	0.3%	2,154	2,136	0.8%
Baltimore, MD	1,597	97.4%	98.2%	-0.8%	1,701	1,634	4.1%
Richmond, VA	1,359	98.1%	98.4%	-0.3%	1,554	1,518	2.4%
	10,959	97.2%	97.1%	0.1%	2,013	1,984	1.4%

Northeast Region
Boston, MA	4,139	97.2%	96.8%	0.4%	2,734	2,626	4.1%
New York, NY	1,825	97.5%	96.7%	0.8%	3,457	3,645	-5.2%
	5,964	97.3%	96.8%	0.5%	2,956	2,938	0.6%

Southeast Region
Tampa, FL	3,205	97.8%	97.9%	-0.1%	1,732	1,665	4.0%
Orlando, FL	2,500	97.8%	97.7%	0.1%	1,474	1,465	0.6%
Nashville, TN	2,260	98.2%	97.7%	0.5%	1,443	1,421	1.5%
	7,965	97.9%	97.7%	0.2%	1,569	1,535	2.2%

Southwest Region
Dallas, TX	3,866	98.0%	96.7%	1.3%	1,547	1,509	2.5%
Austin, TX	1,272	98.6%	98.6%	0.0%	1,625	1,596	1.8%
	5,138	98.1%	97.1%	1.0%	1,566	1,532	2.3%

Other Markets	2,736	97.8%	97.8%	0.0%	2,210	2,080	6.3%

Total/Weighted Avg.	45,713	97.5%	97.2%	0.3%	$2,201	$2,133	3.2%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2021

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 21	2Q 21	Change	3Q 21	2Q 21	Change	3Q 21	2Q 21	Change

West Region
Orange County, CA	4,685	$37,070	$34,863	6.3%	$8,046	$7,897	1.9%	$29,024	$26,966	7.6%
San Francisco, CA	2,751	24,301	23,423	3.7%	7,576	7,339	3.2%	16,725	16,084	4.0%
Seattle, WA	2,725	19,617	18,276	7.3%	5,832	5,514	5.8%	13,785	12,762	8.0%
Los Angeles, CA	1,225	10,264	8,902	15.3%	2,864	2,780	3.0%	7,400	6,122	20.9%
Monterey Peninsula, CA	1,565	9,273	8,940	3.7%	2,078	1,935	7.4%	7,195	7,005	2.7%
	12,951	100,525	94,404	6.5%	26,396	25,465	3.7%	74,129	68,939	7.5%

Mid-Atlantic Region
Metropolitan DC	8,003	50,162	49,584	1.2%	16,286	15,703	3.7%	33,876	33,881	0.0%
Baltimore, MD	1,597	7,936	7,688	3.2%	2,589	2,420	7.0%	5,347	5,268	1.5%
Richmond, VA	1,359	6,216	6,090	2.1%	1,645	1,506	9.2%	4,571	4,584	-0.3%
	10,959	64,314	63,362	1.5%	20,520	19,629	4.5%	43,794	43,733	0.1%

Northeast Region
Boston, MA	4,139	32,993	31,566	4.5%	9,953	8,623	15.4%	23,040	22,943	0.4%
New York, NY	1,825	18,456	19,297	-4.4%	9,894	9,401	5.2%	8,562	9,896	-13.5%
	5,964	51,449	50,863	1.2%	19,847	18,024	10.1%	31,602	32,839	-3.8%

Southeast Region
Tampa, FL	3,205	16,286	15,659	4.0%	6,153	5,683	8.3%	10,133	9,976	1.6%
Orlando, FL	2,500	10,809	10,733	0.7%	3,407	3,172	7.4%	7,402	7,561	-2.1%
Nashville, TN	2,260	9,606	9,415	2.0%	2,885	2,884	0.0%	6,721	6,531	2.9%
	7,965	36,701	35,807	2.5%	12,445	11,739	6.0%	24,256	24,068	0.8%

Southwest Region
Dallas, TX	3,866	17,581	16,916	3.9%	6,584	6,523	0.9%	10,997	10,393	5.8%
Austin, TX	1,272	6,114	6,006	1.8%	2,499	2,403	4.0%	3,615	3,603	0.3%
	5,138	23,695	22,922	3.4%	9,083	8,926	1.8%	14,612	13,996	4.4%

Other Markets	2,736	17,738	16,698	6.2%	5,178	4,914	5.4%	12,560	11,784	6.6%

Total (2)(3)	45,713	$294,422	$284,056	3.6%	$93,469	$88,697	5.4%	$200,953	$195,359	2.9%

(1)	See Attachment 15 for definitions and other terms.
(2)	3Q21 includes a reduction in the reserves (reflected as an increase to revenues) of approximately $3.1 million or 1.0% of billed residential revenue on our Same-Store Communities. 2Q21 includes an increase in the reserves (reflected as an decrease to revenues) of approximately $0.2 million or 0.1% of billed residential revenue on our Same-Store Communities. The remaining reserves are based on probability of collection.
(3)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI increased quarter-over-quarter by 3.3% and 2.4%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2021

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2021 NOI	YTD 21	YTD 20	Change	YTD 21	YTD 20	Change

West Region
Orange County, CA	4,685	14.1%	97.6%	96.5%	1.1%	$2,566	$2,518	1.9%
San Francisco, CA	2,751	8.5%	94.9%	91.9%	3.0%	3,038	3,624	-16.2%
Seattle, WA	2,725	6.8%	97.1%	96.6%	0.5%	2,360	2,486	-5.1%
Los Angeles, CA	1,225	3.4%	96.0%	95.9%	0.1%	2,651	2,824	-6.1%
Monterey Peninsula, CA	1,565	3.6%	97.0%	96.6%	0.4%	1,972	1,936	1.9%
	12,951	36.4%	96.7%	95.5%	1.2%	2,557	2,695	-5.1%

Mid-Atlantic Region
Metropolitan DC	8,003	17.4%	96.5%	96.7%	-0.2%	2,128	2,158	-1.4%
Baltimore, MD	1,597	2.7%	98.0%	96.9%	1.1%	1,653	1,626	1.7%
Richmond, VA	1,359	2.3%	98.3%	97.5%	0.8%	1,509	1,419	6.3%
	10,959	22.4%	96.9%	96.8%	0.1%	1,980	1,988	-0.4%

Northeast Region
Boston, MA	4,139	11.7%	96.6%	94.8%	1.8%	2,662	2,695	-1.2%
New York, NY	1,825	4.9%	96.3%	93.3%	3.0%	3,642	4,072	-10.6%
	5,964	16.6%	96.5%	94.3%	2.2%	2,961	3,112	-4.8%

Southeast Region
Tampa, FL	2,911	4.6%	97.6%	96.7%	0.9%	1,627	1,534	6.1%
Orlando, FL	2,500	3.8%	97.4%	96.8%	0.6%	1,455	1,408	3.3%
Nashville, TN	2,260	3.4%	97.9%	97.8%	0.1%	1,416	1,373	3.1%
	7,671	11.8%	97.6%	97.1%	0.5%	1,509	1,445	4.4%

Southwest Region
Dallas, TX	3,866	5.4%	97.1%	96.7%	0.4%	1,512	1,491	1.4%
Austin, TX	1,272	1.8%	98.1%	97.7%	0.4%	1,586	1,547	2.5%
	5,138	7.2%	97.3%	96.9%	0.4%	1,530	1,505	1.7%

Other Markets	2,460	5.6%	97.7%	96.5%	1.2%	2,130	2,056	3.6%

Total/Weighted Avg.	45,143	100.0%	97.0%	96.2%	0.8%	$2,150	$2,190	-1.8%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2021

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 21	YTD 20	Change	YTD 21	YTD 20	Change	YTD 21	YTD 20	Change

West Region
Orange County, CA	4,685	$105,609	$102,438	3.1%	$23,613	$23,770	-0.7%	$81,996	$78,668	4.2%
San Francisco, CA	2,751	71,376	82,449	-13.4%	22,280	21,591	3.2%	49,096	60,858	-19.3%
Seattle, WA	2,725	56,189	58,888	-4.6%	16,985	16,021	6.0%	39,204	42,867	-8.5%
Los Angeles, CA	1,225	28,058	29,857	-6.0%	8,372	8,364	0.1%	19,686	21,493	-8.4%
Monterey Peninsula, CA	1,565	26,941	26,344	2.3%	6,019	5,685	5.9%	20,922	20,659	1.3%
	12,951	288,173	299,976	-3.9%	77,269	75,431	2.4%	210,904	224,545	-6.1%

Mid-Atlantic Region
Metropolitan DC	8,003	147,878	150,266	-1.6%	47,219	46,089	2.5%	100,659	104,177	-3.4%
Baltimore, MD	1,597	23,280	22,646	2.8%	7,471	6,955	7.4%	15,809	15,691	0.8%
Richmond, VA	1,359	18,139	16,910	7.3%	4,676	4,344	7.7%	13,463	12,566	7.1%
	10,959	189,297	189,822	-0.3%	59,366	57,388	3.4%	129,931	132,434	-1.9%

Northeast Region
Boston, MA	4,139	95,793	95,157	0.7%	27,743	26,141	6.1%	68,050	69,016	-1.4%
New York, NY	1,825	57,606	62,403	-7.7%	29,188	27,205	7.3%	28,418	35,198	-19.3%
	5,964	153,399	157,560	-2.6%	56,931	53,346	6.7%	96,468	104,214	-7.4%

Southeast Region
Tampa, FL	2,911	41,612	38,863	7.1%	14,850	13,951	6.4%	26,762	24,912	7.4%
Orlando, FL	2,500	31,897	30,673	4.0%	9,752	9,277	5.1%	22,145	21,396	3.5%
Nashville, TN	2,260	28,203	27,317	3.2%	8,688	7,899	10.0%	19,515	19,418	0.5%
	7,671	101,712	96,853	5.0%	33,290	31,127	6.9%	68,422	65,726	4.1%

Southwest Region
Dallas, TX	3,866	51,091	50,137	1.9%	19,489	20,124	-3.2%	31,602	30,013	5.3%
Austin, TX	1,272	17,813	17,304	2.9%	7,227	7,057	2.4%	10,586	10,247	3.3%
	5,138	68,904	67,441	2.2%	26,716	27,181	-1.7%	42,188	40,260	4.8%

Other Markets	2,460	46,067	43,929	4.9%	13,508	13,490	0.1%	32,559	30,439	7.0%

Total (2)(3)	45,143	$847,552	$855,581	-0.9%	$267,080	$257,963	3.5%	$580,472	$597,618	-2.9%

(1)	See Attachment 15 for definitions and other terms.
(2)	YTD 21 includes an increase in the reserve (reflected as a decrease to revenues) of approximately $1.4 million or 0.2% of billed residential revenue on our Same-Store Communities. The remaining reserve is based on probability of collection.
(3)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI decreased year-over-year by 2.4% and 4.9%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

September 30, 2021

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	3Q 2021	3Q 2021	3Q 2021	3Q 2021	3Q 2020	YTD 2021	YTD 2020

West Region
Orange County, CA	10.0%	13.6%	6.5%	53.5%	64.2%	46.4%	52.8%
San Francisco, CA	3.9%	1.8%	6.8%	49.3%	79.3%	44.7%	60.7%
Seattle, WA	9.9%	12.8%	6.5%	56.8%	65.5%	52.9%	54.2%
Los Angeles, CA	6.4%	8.3%	4.3%	40.2%	72.9%	39.5%	46.9%
Monterey Peninsula, CA	7.6%	19.1%	3.5%	28.1%	41.1%	29.0%	38.5%
	8.0%	10.0%	6.0%	50.6%	67.5%	45.7%	53.3%

Mid-Atlantic Region
Metropolitan DC	3.5%	2.3%	4.5%	55.6%	61.9%	46.2%	44.4%
Baltimore, MD	8.3%	14.2%	3.6%	65.1%	72.0%	50.4%	52.5%
Richmond, VA	11.8%	20.0%	6.2%	50.2%	57.8%	44.8%	49.3%
	4.8%	5.1%	4.5%	56.6%	63.1%	46.7%	46.4%

Northeast Region
Boston, MA	8.2%	10.2%	6.1%	59.3%	62.9%	47.3%	49.8%
New York, NY	8.2%	7.6%	8.8%	65.0%	93.5%	47.0%	61.3%
	8.2%	9.2%	7.3%	61.2%	75.0%	47.2%	53.9%

Southeast Region
Tampa, FL	15.4%	24.8%	7.9%	50.8%	63.0%	49.8%	56.7%
Orlando, FL	11.9%	17.3%	7.2%	52.4%	64.3%	49.2%	52.3%
Nashville, TN	8.5%	12.4%	5.1%	52.3%	59.5%	50.3%	49.3%
	12.6%	19.2%	7.0%	51.7%	62.5%	49.7%	53.4%

Southwest Region
Dallas, TX	10.5%	14.9%	6.9%	55.9%	70.3%	50.7%	52.9%
Austin, TX	11.6%	17.0%	7.2%	54.3%	58.6%	50.0%	48.6%
	10.8%	15.5%	6.9%	55.5%	67.8%	50.5%	51.9%

Other Markets	11.1%	15.6%	6.7%	53.7%	55.5%	45.3%	46.7%

Total/Weighted Avg.	8.2%	10.4%	6.1%	53.8%	65.0%	47.1%	50.9%

3Q 2021 Percentage of Total Repriced Homes		46.4%	53.6%

(1)	See Attachment 15 for definitions and other terms.

Attachment 9

UDR, Inc.

Development and Land Summary

September 30, 2021

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

Cirrus	Denver, CO	292	-	$81,013	$97,500	$334	3Q19	4Q21	1Q22	-	-
5421 at Dublin Station	Dublin, CA	220	-	92,825	117,000	532	4Q19	1Q22	2Q22	-	-
The George Apartments	King of Prussia, PA	200	-	42,109	68,000	340	4Q20	2Q22	3Q22	-	-
Vitruvian West Phase 3	Addison, TX	405	-	36,940	74,000	183	1Q21	2Q22	1Q23	-	-
The MO	Washington, DC	300	-	78,758	145,000	483	3Q20	1Q23	2Q23	-	-

Total Under Construction		1,417	-	$331,645	$501,500	$354

Completed Projects, Non-Stabilized

N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	N/A

Total Completed, Non-Stabilized		-	-	$-	$-	$-

Total - Wholly Owned		1,417	-	$331,645	$501,500	$354

NOI From Wholly-Owned Projects
		3Q 21

Projects Under Construction		$(99)
Completed, Non-Stabilized		-
Total		$(99)

Land Summary
Parcel	Location	UDR Ownership Interest		Real Estate Cost Basis

Vitruvian Park®	Addison, TX	100%		$45,370
Alameda Point Block 11	Alameda, CA	100%		27,408
Meridian	Tampa, FL	100%		7,526

Total				$80,304

(1)	See Attachment 15 for definitions and other terms.

Attachment 10

UDR, Inc.

Redevelopment Summary

September 30, 2021

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule			Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost			Same-Store
Community	Location	Homes	Homes	Homes	Date	Cost	per Home	Start	Compl.	Quarter	Leased	Occupied

Projects in Redevelopment (2)

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

			Sched.					Schedule
		# of	Home	Compl.	Cost to	Budgeted	Est. Cost
Community	Location	Homes	Additions	Homes	Date	Cost (3)	per Home	Start	Compl.

Other Projects (4)

Eight80 Newport Beach	Newport Beach, CA	30	30	-	$2,905	$12,100	$403	1Q21	2Q22
388 Beale	San Francisco, CA	13	13	-	2,539	6,000	462	2Q21	1Q22
Total		43	43	-	$5,444	$18,100	$421

(1)	See Attachment 15 for definitions and other terms.
(2)	Existing homes for Projects in Redevelopment are removed from Same-Store.
(3)	Represents UDR’s incremental capital invested in the Projects.
(4)	Projects consist of unit additions and renovation of related common area amenities. Existing homes for these Projects remain in Same-Store.

Attachment 11(A)

UDR, Inc.

Unconsolidated Summary

September 30, 2021

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	3Q 21	3Q 21	3Q 21	YTD 21	YTD 21 (2)

UDR / MetLife Operating communities	50%	13	2,837	96.4%	$3,408	$8,577	$24,900	$49,549

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife Operating communities	$1,703,006	$861,415	$283,560	3.37%	2024-2031

	Joint Venture
	Same-Store	3Q 21 vs. 3Q 20 Growth			3Q 21 vs. 2Q 21 Growth
Joint Venture Same-Store Growth	Communities (4)	Revenue	Expense	NOI	Revenue	Expense	NOI

UDR / MetLife	13	-3.6%	0.3%	-6.1%	2.7%	-2.1%	6.3%

	Joint Venture
	Same-Store	YTD 21 vs. YTD 20 Growth
Joint Venture Same-Store Growth	Communities (4)	Revenue	Expense	NOI

UDR / MetLife	13	-11.6%	4.3%	-20.1%

				Income/(Loss)
	UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)	Commitment	Funded	Balance	3Q 21 (7)

RETV I	$18,000	$12,780	$38,628	$9,869
RETV II	18,000	5,400	5,438	147
Total	$36,000	$18,180	$44,066	$10,016

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended September 30, 2021.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR's investment in real estate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is added back/deducted from FFOA.

Attachment 11(B)

UDR, Inc.

Developer Capital Program

September 30, 2021

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)

							Income from
		# of	UDR Investment		Return	Years to	Investment	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity	3Q 2021	Participation

Preferred Equity

1532 Harrison	San Francisco, CA	136	$24,645	$36,088	11.0%	0.7	$1,003	-
Junction	Santa Monica, CA	66	8,800	12,792	12.0%	0.8	379	-
1200 Broadway	Nashville, TN	313	55,558	60,594	12.25%	1.0	1,837	Variable
1300 Fairmount	Philadelphia, PA	471	51,393	63,413	8.5%	1.9	1,338	Variable
Essex (4)	Orlando, FL	330	12,886	17,629	12.5%	1.9	544	-
Modera Lake Merritt	Oakland, CA	173	27,250	33,072	9.0%	2.5	739	Variable
Thousand Oaks	Thousand Oaks, CA	142	20,059	22,256	9.0%	3.3	497	Variable
Vernon Boulevard	Queens, NY	534	40,000	46,665	13.0%	3.8	1,496	Variable
Makers Rise	Herndon, VA	356	30,208	14,799	9.0%	4.2	251	Variable
121 at Watters	Allen, TX	469	19,846	8,968	9.0%	4.4	234	Variable
Infield Phase I	Kissimmee, FL	384	16,044	-	14.0%	2.6	-	-

Total - Preferred Equity		3,374	$306,689	$316,276	10.7%	2.4	$8,318

Secured Loans

Infield Phase II	Kissimmee, FL	-	$2,760	$2,906	14.0%	0.6	$102	-
Total - Secured Loans		-	$2,760	$2,906	14.0%	0.6	$102

Total - Developer Capital Program		3,374	$309,449	$319,182	10.7%	2.4	$8,420

(1)	See Attachment 15 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	Essex was acquired 100% by UDR in October 2021.

Attachment 12

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

September 30, 2021

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
Date of			Ownership	Ownership	UDR Investment	Return	# of
Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Investment

Jan-21	Makers Rise	Herndon, VA	N/A	N/A	$30,208	9.0%	356
Mar-21	121 at Watters	Allen, TX	N/A	N/A	19,846	9.0%	469
May-21	Infield Phase I	Kissimmee, FL	N/A	N/A	16,044	14.0%	384
May-21	Infield Phase II	Kissimmee, FL	N/A	N/A	2,760	14.0%	-
					$68,858	10.4%	1,209

				Post
			Prior	Transaction
Date of			Ownership	Ownership			# of	Price per
Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Jan-21	Union Place	Franklin, MA	0%	100%	$77,400	$51,800	300	$258
Apr-21	The Canal	Farmers Branch, TX	0%	100%	110,200	42,000	636	173
May-21	Cool Springs at Frisco Bridges	Frisco, TX	0%	100%	166,900	89,510	945	177
Jun-21	Seneca Place	Germantown, MD	0%	100%	121,900	-	468	260
Jul-21	Brio	Bellevue, WA	0%	100%	171,900	-	259	664
Aug-21	Canterbury Apartments	Germantown, MD	0%	100%	127,200	-	544	234
Sep-21	The Smith Valley Forge	King of Prussia, PA	0%	100%	116,200	-	320	363
Sep-21	1274 at Towson	Towson, MD	0%	100%	57,600	-	192	300
Sep-21	322 on North Broad	Philadelphia, PA	0%	100%	147,000	-	339	434
					$1,096,300	$183,310	4,003	$274

Acquisitions - Wholly-Owned Land

Apr-21	Alameda Point Block 11	Alameda, CA	0%	100%	$25,000	$-	-	$-
May-21	Meridian	Tampa, FL	0%	100%	6,600	-	-	-
					$31,600	$-	-	$-

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-21	Parallel (3)	Anaheim, CA	100%	0%	$156,000	$-	386	$404
					$156,000	$-	386	$404

Dispositions - Joint Venture

Jan-21	OLiVE DTLA (4)	Los Angeles, CA	47%	0%	$121,000	$53,666	293	$413
					$121,000	$53,666	293	$413

(1)	See Attachment 15 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $50.8 million during the nine months ended September 30, 2021, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $2.5 million during the nine months ended September 30, 2021, which is included in income/(loss) from unconsolidated entites.

Attachment 13

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

September 30, 2021

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Nine Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	September 30, 2021	per Home	of NOI	September 30, 2021	per Home	of NOI

Average number of homes (3)		51,322			49,622

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$6,471	$126		$17,620	$355
Building exteriors	5 - 20	3,993	78		9,924	200
Landscaping and grounds	10	1,824	36		3,838	77
Total asset preservation		12,288	239		31,382	632

Turnover related	5	4,556	89		11,045	223

Total Recurring Cap Ex		16,844	328	8%	42,427	855	7%

NOI Enhancing Cap Ex	5 - 20	11,050	215		31,509	635

Total Recurring and NOI Enhancing Cap Ex		$27,894	$544		$73,936	$1,490

		Three Months			Nine Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		September 30, 2021	per Home		September 30, 2021	per Home

Average number of homes (3)		51,322			49,622

Contract services		$8,861	$173		$24,614	$496

Turnover related expenses		6,174	120		15,260	308

Other Repair and Maintenance
Building interiors		3,517	69		8,191	165
Building exteriors		960	19		2,242	45
Landscaping and grounds		184	4		1,459	29
Total Repair and Maintenance		$19,696	$384		$51,766	$1,043

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 14

UDR, Inc.

4Q 2021 and Full-Year 2021 Guidance

September 30, 2021

(Unaudited) (1)

		Full-Year 2021 Guidance
				Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	4Q 2021	Full-Year 2021	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.30 to $0.32	$0.41 to $0.43	$0.12 to $0.16	$0.28
FFO per common share and unit, diluted	$0.52 to $0.54	$1.92 to $1.94	$1.85 to $1.89	$0.06
FFO as Adjusted per common share and unit, diluted	$0.52 to $0.54	$2.00 to $2.02	$1.97 to $2.01	$0.02
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.46 to $0.48	$1.82 to $1.84	$1.79 to $1.83	$0.02
Annualized dividend per share and unit		$1.45	$1.45	-

				Change from
Same-Store Guidance		Full-Year 2021	Prior Guidance	Prior Midpoint

Revenue growth / (decline) (Cash basis)		1.00% - 1.50%	(0.25%) - 0.75%	1.00%
Revenue growth / (decline) (Straight-line basis)		(1.00%) - (0.50%)	(2.25%) - (1.25%)	1.00%
Expense growth		2.75% - 3.50%	1.00% - 3.00%	1.13%
NOI growth / (decline) (Cash basis)		0.25% - 0.75%	(1.00%) - 0.50%	0.75%
NOI growth / (decline) (Straight-line basis)		(2.25%) - (1.75%)	(3.50%) - (2.00%)	0.75%

				Change from
Sources of Funds ($ in millions)		Full-Year 2021	Prior Guidance	Prior Midpoint

AFFO less Dividends		$108 to $126	$99 to $123	$6
Debt Issuances/Assumptions and LOC Draw/Paydown		$300 to $625	$200 to $675	$25
Dispositions		$312	$310	$2
Common Share (forward settlement) and OP Unit Issuance		$1,175	$830	$345

				Change from
Uses of Funds ($ in millions)		Full-Year 2021	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$380	$380	-
Development spending and land acquisitions		$175 to $200	$150 to $225	-
Redevelopment and other non-recurring		$50 to $60	$40 to $60	$5
Developer Capital Program, net		$25 to $35	$45 to $55	($20)
Acquisitions		$1,220 to $1,450	$755 to $1,150	$383
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$45 to $50	$45 to $50	-

				Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2021	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$140 to $144	$140 to $144	-
Capitalized interest (3)		$8 to $10	$8 to $10	-
General and administrative		$54 to $58	$52 to $56	$2
Recurring capital expenditures per home		$1,200	$1,200	-

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program. Includes the prepayment costs and net proceeds associated with the Columbus Square refinance which occurred in January 2021 and the make-whole premium associated with the early retirement of the $300 million MTNs set to mature in 2025 which occurred in March of 2021.
(3)	Excludes capitalized interest on joint venture and partnership level debt.

Attachment 15(A)

UDR, Inc.

Definitions and Reconciliations

September 30, 2021

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 15(B)

UDR, Inc.

Definitions and Reconciliations

September 30, 2021

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	3Q 2021	YTD 2021
Income/(loss) from unconsolidated entities	$14,450	$29,123
Management fee	490	1,463
Financing fee	-	287
Interest expense	3,751	11,899
Debt extinguishment and other associated costs	-	1,395
Depreciation	7,929	24,064
General and administrative	64	193
Developer Capital Program (excludes Alameda Point Block 11, Brio and Infield Phase II)	(8,318)	(23,240)
Other (income)/expense	119	334
Realized/unrealized (gain)/loss on unconsolidated real estate technology investments	(10,016)	(18,184)
NOI related to sold properties	108	26
(Gain)/loss on sales	-	(2,460)
Total Joint Venture NOI at UDR's Ownership Interest	$8,577	$24,900

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.0% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Net income/(loss) attributable to UDR, Inc.	$17,731	$11,720	$3,104	$26,532	$(25,258)
Property management	9,861	9,273	8,995	8,659	8,879
Other operating expenses	4,237	4,373	4,435	6,153	5,543
Real estate depreciation and amortization	152,636	146,169	144,088	146,135	151,949
Interest expense	36,289	35,404	78,156	62,524	62,268
Casualty-related charges/(recoveries), net	1,568	(2,463)	5,577	778	-
General and administrative	15,810	15,127	12,736	11,978	11,958
Tax provision/(benefit), net	529	135	619	668	187
(Income)/loss from unconsolidated entities	(14,450)	(9,751)	(4,922)	(4,516)	(2,940)
Interest income and other (income)/expense, net	(8,238)	(2,536)	(2,057)	1,030	(2,183)
Joint venture management and other fees	(1,071)	(2,232)	(1,615)	(1,208)	(1,199)
Other depreciation and amortization	3,269	2,602	2,601	2,074	3,887
(Gain)/loss on sale of real estate owned	-	-	(50,829)	(57,974)	-
Net income/(loss) attributable to noncontrolling interests	1,309	815	170	2,019	(1,959)
Total consolidated NOI	$219,480	$208,636	$201,058	$204,852	$211,132

Attachment 15(C)

UDR, Inc.

Definitions and Reconciliations

September 30, 2021

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Same-Store Revenue with Concessions on a Cash Basis: Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis (inclusive of the impact to Same-Store NOI) is provided below:

	3Q 21	3Q 20	3Q 21	2Q 21	YTD 21	YTD 20
Revenue (Cash basis)	$294,422	$279,579	$294,422	$284,056	$847,552	$855,581
Concessions granted/(amortized), net	(2,302)	7,840	(2,302)	(1,315)	(4,910)	7,821
Revenue (Straight-line basis)	$292,120	$287,419	$292,120	$282,741	$842,642	$863,402

% change - Same-Store Revenue with Concessions on a Cash basis:	5.3%		3.6%		-0.9%
% change - Same-Store Revenue with Concessions on a Straight-line basis:	1.6%		3.3%		-2.4%

% change - Same-Store NOI with Concessions on a Cash basis:	6.3%		2.9%		-2.9%
% change - Same-Store NOI with Concessions on a Straight-line basis:	0.9%		2.4%		-4.9%

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a Cash Basis, divided by the product of occupancy and the number of apartment homes. A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis is provided above of the Company’s quarterly supplemental disclosure.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiary (“TRS”) focuses on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 15(D)

UDR, Inc.

Definitions and Reconciliations

September 30, 2021

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2021 and fourth quarter of 2021 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2021
	Low	High

Forecasted net income per diluted share	$0.41	$0.43
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.43)	(0.43)
Depreciation	1.92	1.92
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$1.92	$1.94
Legal and other costs	-	-
Debt extinguishment and other associated costs	0.14	0.14
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized gain on real estate technology investments, net of tax	(0.08)	(0.08)
Forecasted FFO as Adjusted per diluted share and unit	$2.00	$2.02
Recurring capital expenditures	(0.18)	(0.18)
Forecasted AFFO per diluted share and unit	$1.82	$1.84

	4Q 2021
	Low	High

Forecasted net income per diluted share	$0.30	$0.32
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.27)	(0.27)
Depreciation	0.48	0.48
Noncontrolling interests	0.02	0.02
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.52	$0.54
Legal and other costs	-	-
Debt extinguishment and other associated costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized gain on real estate technology investments, net of tax	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.52	$0.54
Recurring capital expenditures	(0.06)	(0.06)
Forecasted AFFO per diluted share and unit	$0.46	$0.48